UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 12, 2007
Commission file number 1-11625
Pentair, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (763) 545-1730
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
Agreement to Enter into Separation and Agreement Release

ITEM 8.01 Other Events
On July 12, 2007, Pentair, Inc. (the “Company”) announced that Karen A. Durant’s employment with the Company as its Senior Vice President, Finance and Analysis will end effective August 1, 2007. The Company and Ms. Durant entered into an Agreement to Enter into Separation Agreement and Release (the “Agreement”) on July 12, 2007, a copy of which is filed herewith.
A copy of the Agreement entered into between Ms. Durant and the Company is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits

The following exhibits are provided as part of the information filed under Item 8.01 of this Current Report on Form 8-K:

Exhibit	Description

10.1	Agreement to Enter into Separation Agreement and Release, dated July 12, 2007, between Pentair, Inc. and Karen A. Durant.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 17, 2007.

PENTAIR, INC. Registrant
By /s/ John L. Stauch
John L. Stauch
Executive Vice President, Chief Financial Officer

PENTAIR, INC.
Exhibit Index to Current Report on Form 8-K
Dated July 12, 2007

Exhibit
Number	Description

10.1	Agreement to Enter into Separation Agreement and Release, dated July 12, 2007, between Pentair, Inc. and Karen A. Durant.